UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 17, 2023

TuSimple Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40326	86-2341575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9191 Towne Centre Drive, Suite 600
San Diego, CA 92122
(Address of principal executive offices, including zip code)
(619) 916-3144
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	TSP	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On August 17, 2023, TuSimple Holdings Inc. (the “Company”) received a notice (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, as a result of the Company not having timely filed its Quarterly Report on Form 10-Q for the period ended June 30, 2023 (the “Form 10-Q”), the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”). The Notice indicated that the Company should present its views with respect to this additional deficiency to the Nasdaq Hearings Panel (the “Panel”), which the Company intends to do. The Company expected the Notice, and in June 2023, the Company disclosed to the Panel its plans to file the Form 10-Q by the agreed upon Compliance Date, as described below.

As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on July 10, 2023, the Company received a notice dated July 6, 2023 from Nasdaq indicating that, based on the plan of compliance presented by the Company at its hearing before the Panel on June 22, 2023, the Panel granted the Company’s request for continued listing on Nasdaq. The Panel granted the Company an extension until September 30, 2023 (the “Compliance Date”) to file with the SEC its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2022, its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023 and its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2023 (the “Delayed Reports”), subject to specified deadlines for each Delayed Report.

On July 17, 2023, the Company filed with the SEC its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2022. The Company intends to file the other Delayed Reports as soon as practicable and on or before the Compliance Date.

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release by TuSimple Holdings Inc. on August 18, 2023.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TuSimple Holdings Inc.

By:	/s/ Eric Tapia
Eric Tapia
Chief Financial Officer
Dated: August 18, 2023